UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/12/2006

Oglebay Norton Company
(Exact name of registrant as specified in its charter)

Commission File Number:  000-32665

Ohio	34-1888342
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

North Point Tower
1001 Lakeside Avenue - 15th Floor
Cleveland, OH 44114
(Address of principal executive offices, including zip code)

216-861-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.02.    Termination of a Material Definitive Agreement

On April 12, 2006, Oglebay Norton Company, an Ohio corporation (the "Company"), announced that it had obtained the requisite two-thirds consent to terminate, and effective April 12, 2006 had terminated, the Registration Rights Agreement, dated January 31, 2005, between the Company and certain Subscribers of the Company's Series A Convertible Preferred Stock, par value $0.01 per share (the "convertible preferred stock"), including the Company's Chairman of the Board of Directors and certain entities controlled by him. The Subscribers had acquired shares of the convertible preferred stock pursuant to a commitment agreement, dated as of February 23, 2004, and as amended on June 29, 2004, November 15, 2004, November 23, 2004 and December 20, 2004.

As a result of the termination of the Registration Rights Agreement, the Company is no longer contractually obligated to maintain the effectiveness of its registration statement on Form S-1 covering certain resales of its common stock and convertible preferred stock (the "registration statement"). The Company therefore filed, on April 17, 2006, a post-effective amendment to the registration statement to deregister the common stock and convertible preferred stock covered by such registration statement.

On April 17, 2006, the Company filed a Form 15 with the United States Securities and Exchange Commission (the "Commission") to deregister its common stock, par value $0.01 per share (the "common stock"), and its convertible preferred stock, and suspend its reporting obligations under the Securities Exchange Act of 1934.

The Company anticipates continuing to produce quarterly and annual financial statements for all of its shareholders.

Item 3.03.    Material Modifications to Rights of Security Holders

Information required by this Item is provided in response to Item 1.02 above.

Item 8.01.    Other Events

On April 17, 2006, the Company issued a press release announcing that it had terminated the Registration Rights Agreement, filed a Form 15 with the Commission, and postponed its 2006 Annual Meeting of Shareholders, which was scheduled to be held on May 4, 2006.

A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.        Description of Exhibit

99.1                Oglebay Norton Company Press Release dated April 17, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oglebay Norton Company

Date: April 17, 2006	By:	/s/ Rochelle F. Walk
Rochelle F. Walk
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Oglebay Norton Company Press Release dated April 17, 2006.